SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         June 12, 2001
                                                   --------------------------



                        Productivity Technologies Corp.
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               (Exact Name of Registrant as Specified in Charter)




       Delaware                       0-24242               13-3764753
-----------------------------      -----------------  -----------------------
(State or Other Jurisdiction       (Commission File       (IRS Employer
of Incorporation)                  Number)                Identification No.)




201 South Main Street, 8th Floor, Ann Arbor, Michigan 48104         48104
-----------------------------------------------------------     ---------------
(Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code       (734) 996-1700
                                                   ---------------------------


                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events


         On June 12, 2001, the Registrant entered into an amendment ("Amendment") to the Warrant Agreement, dated as of June 24, 1994, between the Registrant and Continental Stock Transfer & Trust Company. Pursuant to the Amendment, the Registrant elected to extend the expiration date of the Registrant's Redeemable Common Stock Purchase Warrants ("Warrants") from June 24, 2001 to 5:00 p.m., New York time, on December 24, 2001. All of the other terms and conditions of the Warrants remain the same. Holders are not required to exchange their outstanding Warrant Certificates for new certificates.

         The Registrant's press release announcing and describing the extension is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

        (c)      Exhibits



         Exhibit Number      Description
         --------------      -----------

              99.1           Press Release dated June 13, 2001

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 12, 2001                         PRODUCTIVITY TECHNOLOGIES CORP.


                                        By: /s/ Samuel N. Seidman
                                            -------------------------------
                                             Samuel N. Seidman
                                             President

                                  EXHIBIT INDEX




         Exhibit Number      Description
         --------------      -----------

              99.1           Press Release dated June 13, 2001